                               AMENDMENT NO. 9 TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


    The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to remove INVESCO Stable Value Fund.

    Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS
        INVESCO Core Equity Fund -                     Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

        INVESCO Total Return Fund -                    Class A
                                                       Class C
                                                       Class K
                                                       Institutional Class
                                                       Investor Class

AIM COUNSELOR SERIES TRUST
        INVESCO Advantage Health Sciences Fund -       Class A
                                                       Class C

        INVESCO Multi-Sector Fund -                    Class A
                                                       Class C
                                                       Institutional Class

AIM EQUITY FUNDS
        AIM Aggressive Growth Fund -                   Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Basic Value II Fund -                      Class A
                                                       Class C

        AIM Blue Chip Fund -                           Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

        AIM Capital Development Fund -                 Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Charter Fund -                             Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Constellation Fund -                       Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Core Strategies Fund -                     Class A
                                                       Class C

        AIM Dent Demographic Trends Fund -             Class A
                                                       Class C

        AIM Diversified Dividend Fund -                Class A
                                                       Class C

        AIM Emerging Growth Fund -                     Class A
                                                       Class C

        AIM Large Cap Basic Value Fund -               Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

        AIM Large Cap Growth Fund -                    Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

        AIM Mid Cap Growth Fund -                      Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM U.S. Growth Fund -                         Class A
                                                       Class C

        AIM Weingarten Fund -                          Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

AIM FUNDS GROUP
        AIM Balanced Fund -                            Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Basic Balanced Fund -                      Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM European Small Company Fund -              Class A
                                                       Class C

        AIM Global Value Fund -                        Class A
                                                       Class C

        AIM International Emerging Growth Fund -       Class A
                                                       Class C

        AIM Mid Cap Basic Value Fund -                 Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Premier Equity Fund -                      Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Select Equity Fund -                       Class A
                                                       Class C

        AIM Small Cap Equity Fund -                    Class A
                                                       Class C
                                                       Class R

AIM GROWTH SERIES
        AIM Aggressive Allocation Fund -               Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Basic Value Fund -                         Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Conservative Allocation Fund -             Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Global Equity Fund -                       Class A
                                                       Class C
                                                       Institutional Class

        AIM Mid Cap Core Equity Fund -                 Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Moderate Allocation Fund -                 Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Small Cap Growth Fund -                    Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
        AIM Asia Pacific Growth Fund -                 Class A
                                                       Class C

        AIM European Growth Fund -                     Class A
                                                       Class C
                                                       Class R
                                                       Investor Class

        AIM Global Aggressive Growth Fund -            Class A
                                                       Class C

        AIM Global Growth Fund -                       Class A
                                                       Class C

        AIM International Growth Fund -                Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        INVESCO International Core Equity Fund -       Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

AIM INVESTMENT FUNDS
        AIM Developing Markets Fund -                  Class A
                                                       Class C

        AIM Global Health Care Fund -                  Class A
                                                       Class C

        AIM Libra Fund -                               Class A
                                                       Class C

        AIM Trimark Endeavor Fund -                    Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Trimark Fund -                             Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Trimark Small Companies Fund -             Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

AIM INVESTMENT SECURITIES FUNDS
        AIM High Yield Fund -                          Class A
                                                       Class C
                                                       Institutional Class
                                                       Investor Class

        AIM Income Fund -                              Class A
                                                       Class C
                                                       Class R
                                                       Investor Class

        AIM Intermediate Government Fund -             Class A
                                                       Class C
                                                       Class R
                                                       Investor Class

        AIM Limited Maturity Treasury Fund -           Class A
                                                       Class A3
                                                       Institutional Class

        AIM Money Market Fund -                        AIM Cash Reserve Shares
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

        AIM Municipal Bond Fund -                      Class A
                                                       Class C
                                                       Investor Class

        AIM Real Estate Fund -                         Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

        AIM Short Term Bond Fund -                     Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

        AIM Total Return Bond Fund -                   Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

AIM SECTOR FUNDS
        INVESCO Energy Fund -                          Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

        INVESCO Financial Services Fund -              Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

        INVESCO Gold & Precious Metals Fund -          Class A
                                                       Class C
                                                       Investor Class

        INVESCO Health Science Fund -                  Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

        INVESCO Leisure Fund -                         Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

        INVESCO Technology Fund -                      Class A
                                                       Class C
                                                       Class K
                                                       Institutional Class
                                                       Investor Class

        INVESCO Utilities Fund -                       Class A
                                                       Class C
                                                       Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
        AIM Opportunities I Fund -                     Class A
                                                       Class C

        AIM Opportunities II Fund -                    Class A
                                                       Class C

        AIM Opportunities III Fund -                   Class A
                                                       Class C

AIM STOCK FUNDS
        INVESCO Dynamics Fund -                        Class A
                                                       Class C
                                                       Class K
                                                       Institutional Class
                                                       Investor Class

        INVESCO Mid-Cap Growth Fund -                  Class A
                                                       Class C
                                                       Class K
                                                       Institutional Class
                                                       Investor Class

        INVESCO Small Company Growth Fund -            Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

        INVESCO S&P 500 Index Fund -                   Institutional Class
                                                       Investor Class


AIM TAX-EXEMPT FUNDS
        AIM High Income Municipal Fund -               Class A
                                                       Class C

        AIM Tax-Exempt Cash Fund -                     Class A
                                                       Investor Class

        AIM Tax-Free Intermediate Fund -               Class A
                                                       Class A3

AIM TREASURER'S SERIES TRUST
        INVESCO U.S. Government Money Fund             Investor Class

    All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  September 14, 2004

                                                EACH FUND (LISTED ON SCHEDULE A)
                                                ON BEHALF OF THE SHARES OF EACH
                                                PORTFOLIO LISTED ON SCHEDULE A

                                                By: /s/ Mark H. Williamson
                                                   -----------------------------
                                                        Mark H. Williamson
                                                        Executive Vice President



                                                A I M DISTRIBUTORS, INC.

                                                By: /s/ Gene L. Needles
                                                   -----------------------------
                                                        Gene L. Needles
                                                        President